UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): August 28, 2018

AGEAGLE AERIAL SYSTEMS INC.

(Exact name of registrant as specified in charter)

Nevada	3721	88-0422242
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

117 S. 4th Street

Neodesha, Kansas 66757
(Address Of Principal Executive Offices) (Zip Code)

620-325-6363
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 28, 2018, AgEagle Aerial Systems Inc. (the “Company”) closed the transactions contemplated by the previously announced Asset Purchase Agreement (the “Purchase Agreement”) dated July 25, 2018 with AgEagle Aerial, Inc., a wholly-owned subsidiary of the Company, Agribotix, LLC, a Colorado limited liability company (the “Seller”), and the other parties named therein. Pursuant to the Purchase Agreement, the Company acquired all right, title and interest in and to all assets owned by the Seller utilized in the Seller’s business of providing integrated agricultural drone solutions and drone-enabled software technologies and services for precision agriculture, except for certain excluded assets as set forth in the Purchase Agreement. At closing, the Company also assumed certain liabilities under various third party contracts, accounts payable and indebtedness pursuant to the terms of the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 31, 2018 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the acquisition of the Seller pursuant to the Purchase Agreement described in Item 2.01 above, the Company issued 500,000 shares of its common stock as partial consideration to the Seller for the purchased assets. The shares were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 8.01	Other Events.

On August 30, 2018, the Company issued a press release announcing it had closed the transactions contemplated by the Purchase Agreement. A copy of such press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Asset Purchase Agreement dated July 25, 2018 (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on July 31, 2018).
99.1	Press Release dated August 30, 2018.
99.2	Historical and Pro-Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS INC.

By:	/s/ Nicole Fernandez-McGovern
Name:	Nicole Fernandez-McGovern
Title:	Chief Financial Officer

Dated: August 30, 2018

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